JP Morgan 29th Annual
Healthcare Conference
January 12, 2011
Exhibit 99.1

Forward-Looking Statements
Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.
These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-
looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.
To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles
(GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted the Investor Relations section of our Web site at http://ir.omnicare.com.

Omnicare Today

Omnicare Today…
A Leading Provider of Pharmacy Services
• Long-term care pharmacy
 – Pharmacy services for skilled nursing,
 assisted living, chronic care and other settings
 – 47 states, District of Columbia and Canada
 – Dispenses over 110 million prescriptions/year
 – Industry leader
• Specialty care
 – Supports patients, providers, care-givers,
 nurses, physicians and pharma-bio
 companies
 – Dispenses over 8 million prescriptions/year
 – Emerging provider with growth rates
 outpacing industry average
Instituting a renewed emphasis on customer service while
transitioning to an “operations-focused” company

# of Beds
Annualized Retention Rate
80,000
40,000
-
(40,000)
(80,000)
100.0%
95.0%
90.0%
85.0%
80.0%
FY08
1H09
2H09
1H10
3Q10
Net Change in Beds Served (Before Acquisitions)
Customer Retention Rate

Omnicare

Customer retention issues have been driven largely by inconsistent service delivery efforts, acquisition program challenges and medication availability issues (impacted by changing admission schedules to SNFs)
Pay cut - July 2009
Focus on Customer Service
Operational Issues Have Inhibited Customer Growth

Inconsistent Service Delivery

- Restoration of July 2009 pay cuts
- Inflationary wage adjustments in 2011
- Regional realignment

Acquisition Program Challenges

- More selective acquisition program
- Retain strong operators who have come to Omnicare through acquisitions

Medication Availability

- Invest in new technologies closer to the customer:
  - Automation (in SNF)
  - Technology solutions (CPOE)

Omnicare

Focus on Customer Service
Elements to Improving Customer Service
Net Bed
Growth
Problem
Solution
Result

Management Team Changes
New Team Focused on Execution and Growth
• Appointment of John Figueroa as CEO
 – President of McKesson’s U.S. Pharmaceutical Group
 ($90 billion business)
 – Strong operations background, motivating leader
 – Has deep understanding of Omnicare through McKesson relationship and a broad appreciation for the industry
 – Successful track record
• Additional talent added to Omnicare team
 – President of Specialty Care
 – SVP of Finance
 – SVP of Human Resources
 – SVP of Trade Relations
 – Promoted five operators to lead newly defined LTC divisions

Transitioning to an Operations-Driven Company
• Focus on corporate culture
 – Management team changes
 – Instill collaborative environment,
 encourage employee innovation
 – Organization-wide focus on the customer
 – Reinforce a commitment to compliance
• Reallocation of resources
 – Align employee interests
 – Reshape the organization to bring it
 closer to the customer
 – Improve accountability with divisional
 realignment

– Proactive vs. reactive approach to customer service

Omnicare

Transitioning to an Operations-Driven Company
Initiatives Focused on Organic Growth
• Enhance the customer experience
 – Align customer retention with incentive programs
 – Reposition leading technology offering
 – Invest in new technologies closer to
 the customer
• Improve selling effectiveness
 – Re-engage sales consulting group
 – Improve coordination of selling process
 – Revamped incentive programs

- Leveraging brand and generic drug purchasing power
- Capitalizing on scale with non-drug purchases
- Hub-and-spoke network, new technologies, best practices

Omnicare

Transitioning to an Operations-Driven Company
Productivity Improvements
• Drug purchasing
• Strategic sourcing
• Operating initiatives

Industry Outlook

Regulatory Environment
Current Issues
• RUG-IV
 – Medicare reimbursement changes impacting SNFs
 – Effective 10/1/10
 – Intent is to drive up acuity levels in nursing homes
 (through a greater mix of clinically complex residents)
 – May have the effect of increasing average length of stay within the Part A patient population
• Federal Upper Limit (“FUL”) definitions
 – No less than 175% of the weighted average manufacturer’s price (“AMP”) based on utilization
 – Effective 10/1/10 (the first FUL list has not yet been published)
 – Some Medicaid, facility contracts impacted (Part D contracts restructured to another reimbursement benchmark)
 – In most cases, new FULs would have to be lower than MACs to impact reimbursement for relevant payers

Regulatory Environment
Current Issues
• Short-cycle dispensing
 – Weekly dispensing for branded drugs dispensed under Part D
 – Effective 1/1/12 (although currently in 60-day
 comment period)
 – Expected to impact approximately
 6 million scripts, or 5% of prescriptions
 dispensed
 – We believe the automation within
  our pharmacies creates an advantage
 over competitors not using automation

Aged 65 - 84
Aged 85+
In Millions
88
66
44
22
0
2000
2005
2010
2015
2020
2025
2030
2035
2040
2045
2050

Omnicare

Demographic Trends
Aging Population Shaping Healthcare
• Life expectancy continues to lengthen
• Significant population mix shift towards seniors
Source: U.S. Census Bureau

Pharmaceutical Market
Trends
• Branded drugs
• Major market shift to generic drugs
• Development and utilization of
 specialty drugs increasing

Generic Dispensing Rate(1)

80.0%
75.0%
70.0%
65.0%
60.0%
75.6%
62.5%
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Omnicare

Brand to Generic Drugs
Increasing Utilization of Generics
(1) Omnicare’s generic prescriptions dispensed as a percent of total scripts

Major Shift to Generic Drugs
Benefits
• Omnicare’s sourcing abilities create
 unique opportunity within industry
• Reduces sales, but increases gross
 profit - both dollars and margins
• Favorable impact on working capital

Generic launch date
Gross Profit
Time
Branded Drug
Generic Drug

Omnicare

Major Shift to Generic Drugs
Typical Generic Drug Life Cycle
NOTE: Graph is for illustrative purposes only. Not representative of every generic drug, as each generic drug has unique characteristics.

(1) All generic launches are subject to change due to litigation or pediatric exclusivity.
(2) Drugs already launched shown in gray and italics
2010	2011	2012	2013
Arimidex	Fazaclo	Actos	Aciphex
Cozaar	Femara	Diovan	Asacol
Effexor ER	Gabitril	Geodon	Avodart
Exelon Caps	Levaquin	Invega	Cymbalta
Flomax	Lipitor	Lexapro	Humalog
Lovenox	Tricor	Lidoderm	Lupron Depot
Merrem Inj.	Uroxatrol	Plavix	Niaspan SR
Mirapex	Vancocin Caps	Seroquel	Oxycontin
Prevacid Soltabs	Xalatan	Singulair	Renagel
Aricept	Zyprexa	Xopenex	Travatan
2010-2013 Potential Patent Expirations(1),(2)
Geriatric Market

2000
Biotechnology Drugs, 9%
2014 est.
Other, 22%
Biotechnology Drugs, 23%
Conventional Drugs, 55%

ACS Advanced Care Scripts

RxCrossroads

Omnicare

Omnicare

Specialty Pharmaceuticals
A Growth Industry
(1) Source: EvaluatePharma
Pharmaceutical Market Share(1) by Drug Type
Mail order specialty pharmacy
Outsourced services for
 biotechnology firms
Omnicare’s institutional
 pharmacies
Conventional
Drugs, 72%
Other, 19%
Omnicare’s Positioning Within Specialty Pharmaceuticals…

Growth

– Organic through improved customer service, technology

Assisted Living Opportunity
Increase Penetration Rate
Expand Customer Base
Grow with Industry

Long-Term Care
• Skilled Nursing Facilities
 – Selected acquisitions
• Assisted Living Facilities
 – Three-pronged growth opportunity

ACS Advanced Care Scripts

RxCrossroads

excelleRx an Omnicare company

Omnicare

Specialty Care
Growth Outside Institutional Setting
Omnicare specialty care growth has been robust…and opportunities exist to further accelerate growth through:
•Addition of new leadership
•Tighter coordination of efforts
•Leveraging long-term care business and relationships to create new opportunities
•Penetrate additional disease states (for ACS)
 – Primary disease states currently multiple sclerosis and oncology
•Potential additional acquisitions to fill-out portfolio in the future
Two-year CAGR(1) for Omnicare’s specialty care businesses = 28.1%
(1) Quarterly revenues based on third quarter 2010 results for Advanced Care Scripts, RxCrossroads and excelleRx (as compared with third quarter 2008 results)

Financial Elements

Net Sales(1)
$1,600
$1,550
$1,500
$1,450
$1,400
$1,524
$1,519
$1,544
Q1
Q2
Q3

Gross Profit(1),(2)
$400
$300
$200
$100
$0
$352
$336
$340
Q1
Q2
Q3

Income from Continuing Operations(2)
$80
$60
$40
$20
$0
$69
$57
$60
Q1
Q2
Q3

Earnings Per Diluted Share(1),(2)
$0.60
$0.45
$0.30
$0.15
$0.00
$0.58
$0.48
$0.52
Q1
Q2
Q3

Omnicare

(1) Excludes discontinued operations.
(2) Excludes special items. A reconciliation of this non-GAAP information is available on Omnicare’s Web site under ‘Supplemental Financial Information’ from the ‘Investors’ page.
Financial Performance
2010 YTD (In $ millions, except per share data)

$480
$360
$240
$120
$0
$163.7
$28.6
$117.8
$306.3
$58.9
$153.1
$447.1
$89.6
$269.6
1Q10
2Q10 YTD
3Q10 YTD
Cash Flows from Continuing Operations
Adjusted Interest Expense
Adjusted EBITDA

(1) *Excludes discontinued operations.*

Omnicare

Focus on Cash Flows
Demonstrates Quality of Earnings
(2) Cash flows from continuing operations includes approximately $38 million of settlement payments in 2Q10, $21 million of settlement payments in 3Q10 and
 $7 million of separation-related payments related to three former Omnicare executives in 3Q10.
(3) Excludes special items. A reconciliation of this non-GAAP information is available on Omnicare’s Web site under ‘Supplemental Financial Information’ from the ‘Investors’ page.
YTD Cash Flows from Continuing Operations(1),(2) and Interest Expense vs.
YTD Adjusted EBITDA(1),(3) (in $ millions)

$160.0
$120.0
$80.0
$40.0
$-
10.0%
7.5%
5.0%
2.5%
0.0%
1Q10
2Q10
3Q10
YTD Dividends Paid
YTD Share Repurchases
Cumulative % Returned (1)

Omnicare

Capital Returned to Shareholders
2010 YTD (In $ millions)
(1) Cumulative % Returned = (YTD Dividends Paid + YTD Share Repurchases) / 12/31/09 Market Capitalization of $2,908.4 million.
34.1% of net operating cash flows returned to shareholders through share repurchases and dividends during the first three quarters of 2010.
(1) Cumulative % Returned = (YTD Dividends Paid + YTD Share Repurchases) / 12/31/09 Market Capitalization of $2,908.4 million.

Major Debt Maturity Schedule(1),(2),(3)
$1,800
$1,500
$1,200
$900
$600
$300
$0
As of 12/31/09
As of 1/10/11
2010
2013
2015
2020
2025
2033

Omnicare

(1) Assumes convertible debentures due 2035 are put to the company in 2015 with related tax capture included.
(2) Debt amounts shown exclusive of unamortized debt discount.
(3) In $ millions
Capital Structure
Recent Initiatives Create More Flexibility for FCF
Recent capital restructuring initiatives have extended maturities, providing more flexibility for capital allocation strategies

Market leader
Operations-driven team
Multiple growth platforms
Solid financial position
Strong cash flow characteristics
Committed to enhancing shareholder value

Omnicare

Omnicare’s Fundamental Value Drivers

Outlook

2011 Drivers
Major 2011 Drivers	1st Half 2011	2nd Half 2011
• Brand-to-generic and drug price inflation	Positive	Positive
• Annualized pricing adjustments	Negative	Neutral
• Annualized impact of bed losses	Negative	Neutral
• Impact of payroll costs	Negative	Negative
• Productivity improvements	Positive	Positive
2011 drivers point to a weaker 1st half but stronger 2nd half.
2011 guidance expected to be provided on Q4 conference call.

Generic Launches
Productivity Improvements
Long-Term Care Growth
Specialty Care Growth
Follow the Patient Home

Omnicare

Longer-Term Drivers
Omnicare: A Platform to Build Upon
We believe investments made in 2011
will position the company for long-term
profitable growth in 2012 and beyond
2011

JP Morgan 29th Annual
Healthcare Conference
January 12, 2011